Net Debt - Summary of Movement in Net Debt (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Movement in net debt
Net (decrease)/increase in cash and cash equivalents, net of overdrafts	$ (236)	$ 1,430	$ (500)
Add back financing cash flows in respect of other components of net debt:
Principal element of lease payments	32	65	59
Issue of long-term bonds, including effect of currency swaps		(1,093)
Repayment/(issue) of commercial paper	828	(738)
Repayment of long-term bonds		290
Decrease in other borrowings		125	(127)
Total financing cash flows in respect of other components of net debt	860	(1,351)
Decrease in net debt arising from cash flows	624	79
Other movements:
Lease liabilities	(7)	144
Increase in accrued interest	(1)	(5)
Disposals	3	19
Exchange and other adjustments	29	(101)
Total other movements	24	57
Decrease in net debt	648	136
Net debt at beginning of the year	(2,529)	(2,665)
Net debt at end of the year	$ (1,881)	$ (2,529)	$ (2,665)